Consulting Agreement

This Business Consulting Agreement (the "Agreement") is entered into July 2, 2004 by and between Davi Skin, Inc., a Nevada corporation (hereinafter referred to as "Company"), and Kyleen E. Cane (herein-after referred to as the "Consultant"), a consultant to the Company.

WITNESSETH

WHEREAS, Consultant has provided and shall provide legal and business consultation and advisory services relating to the Company’s corporate and securities filings; and

WHEREAS, the Company desires to compensate the Consultant for services rendered and to be assured of the services of the Consultant in order to avail itself to the Consultant’s experience, skills, knowledge and abilities. The Company is therefore willing to engage the Consultant and the Consultant agrees to be engaged upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Consulting Services: The Company hereby engages and Consultant hereby accepts the engagement to become a consultant to the Company and to render such advice, consultation, information and services to the Company including (a) the preparation, implementation and assisting the Company with its
        Exchange Act filings through March 31, 2004, and (b) such other assistance as the Company shall deem necessary or appropriate for the Company’s business. Services covered by this Agreement shall not include legal services relating to the Company’s contemplated merger or its contemplated Securities
        Act filings.

2.     Payment: In consideration for entering into this agreement and in consideration of past legal services rendered, the Company agrees to irrevocably issue to the Consultant upon the execution of this agreement (a) 50,000 freely tradable Company shares, (b) an option to purchase 250,000 shares of the Company at $0.50 per share exercisable in whole or in part for five (5) years, and $10,000 USD.

3.     Personnel: Consultant shall be an independent contractor and no personnel utilized by Consultant in providing service hereunder shall be deemed an employee of the Company. Moreover, neither Consultant nor any other such person shall be empowered hereunder to act on behalf of the Company.
        Consultant shall have the sole and exclusive responsibility and liability for making all reports and contributions, withholdings, payments and taxes to be collected, withheld, made and paid with respect to persons providing services to be performed hereunder on behalf on the Company, whether pursuant to any social security, unemployment insurance,

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         worker’s compensation law or other federal, state or local law now in force and effect hereafter enacted.

4.     Term and Termination: This Agreement may be extended upon agreement by both parties, unless or until the Agreement is terminated. The Company or
        Consultant may cancel this Agreement on five (5) days notice, at which time no further obligations will be due from either party.

5.     Non-Assignability: The rights, obligations, and benefits established by this Agreement shall not be assignable by either party hereto. This Agreement shall, however, be binding upon and shall insure to the benefit of the parties and their successors.

6.     Limited Liability: Neither Consultant nor any of her employees, officers or directors shall be liable for consequential or incidental damages of any kind to the
        Company that may arise out of or in connection with any services performed by Consultant hereunder.

7.     Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the conflicts of law principles thereof or actual domicile parties.

8.     Notice: Notice hereunder shall be in writing and shall be deemed to have been given at the time when deposited for mailing with the United States Postal
        Service enclosed in a registered or certified postpaid envelope addressed to the respective party at the address of such party first above written or at such other address as such party may fix by notice given pursuant to this paragraph.

9.     Miscellaneous: No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of the Agreement shall be binding unless executed in writing and agreed upon by all parties. The Agreement supersedes all prior understandings, written or oral, and constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof.

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10.     Counterparts: This Agreement may be executed in counterparts and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the first date written above.

          IN WITNESS WHEREOF, the Company and Consultant have duly executed this Agreement as of the day and year first above written.

Davi Skin, Inc.                    Consultant

/s/ Parrish Medley                                                                                             /s/ Kyleen Cane
By:   Parrish Medley                             Kyleen E. Cane
Its:   President / CEO

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